Exhibit 99.2


                             IEC ELECTRONICS CORP -
                           CONSOLIDATED BALANCE SHEET
                          DEC 31, 2004 AND SEP 30, 2004


                                                   DEC 31, 2004     SEP 30, 2004
                                                   -----------      -----------
ASSETS

CURRENT ASSETS
  Cash                                                   8,184                0
  Accounts Receivable                                3,639,417        3,710,097
  Inventories                                        1,515,217        1,882,482
  Deferred Income Taxes                                250,000          250,000
  Other Current Assets                                 274,873          337,425
                                                   -----------      -----------
    Total Current Assets                             5,687,691        6,180,004
                                                   -----------      -----------

  PROPERTY, PLANT & EQUIPMENT                        1,971,493        2,235,765
  PREPAID DEBT ACQUISITION                              97,599          114,553
                                                   -----------      -----------
                                                     7,756,783        8,530,322
                                                   ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
  Current Portion of Long Term Liabilites            1,358,700        1,905,018
  Accounts Payable                                   2,221,304        2,253,487
  Accrued Payroll and Related Taxes                    520,340          548,444
  Other Accrued Expenses                               746,248          747,343
                                                   -----------      -----------
    Total Current Liabilities                        4,846,592        5,454,292
                                                   -----------      -----------

LONG TERM VENDOR PAYABLE                               143,427          227,175
LONG TERM DEBT - TERM                                   58,375          233,374
                                                   -----------      -----------
LONG TERM DEBT - TOTAL                                 201,802          460,549

SHAREHOLDER'S EQUITY
  Common stock, par value $.01 per share
   Authorized - 50,000,000 shares
   Outstanding - 8,246,525 shares                       71,020           70,695
  Additional Paid-in Capital                        38,516,507       38,506,361
  Retained Earnings                                (35,787,708)     (35,870,144)
  Cumulative Translation Adj                           (91,430)         (91,430)
                                                   -----------      -----------
    Total Shareholders' Equity                       2,708,389        2,615,482
                                                   -----------      -----------

                                                     7,756,783        8,530,322
                                                   ===========      ===========

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                       IEC ELECTRONICS CORP - CONSOLIDATED
                               STATEMENT OF INCOME
                   FOR QUARTERS DEC 31, 2004 AND DEC 26, 2003


                                                   ACTUAL             PRIOR
                                                   QUARTER            QUARTER
                                                DEC 31, 2004       DEC 26, 2003
                                                ------------       ------------

Sales                                             6,223,363         6,518,657
Cost of Sales                                     5,433,597         5,948,349
                                                 ----------        ----------
Gross Profit                                        789,766           570,308

Less: Operating Expenses
  Selling, G & A                                    628,939           579,132
  Restructuring                                      53,292                 0
                                                 ----------        ----------
Total Operating Expenses                            682,231           477,774
                                                 ----------        ----------

Operating Profit                                    107,535            (8,826)


Interest and Financing Expense                      (97,400)          (90,339)
Forgiveness of Accounts Payable                           0                 0
Profit (Loss) on Sale of Assets, Misc                72,300           231,228
                                                 ----------        ----------
Net Income before Income Taxes                       82,435           132,063

  Provision for Income Tax                                0                 0
                                                 ----------        ----------

Income from Discontinued Operations                       0                 0
                                                 ----------        ----------
Net Income                                           82,435           132,063
                                                 ==========        ==========